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                                                                    EXHIBIT 10.5

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT is made and entered into effective the 1st day of March, 1999, by and between Better Image, Inc.
(the "Company"), and Patricia Altavilla ("Executive").


         WHEREAS, the Company and the Executive entered into a written Employment Agreement (the "Employment Agreement") dated the 22nd day of July, 1998; and

         WHEREAS, pursuant to Section 4 of the Employment Agreement, the Company provided for a base salary at an annual rate of $120,000, subject to the restrictions set forth therein; and

         WHEREAS, the parties hereto desire that the Employment Agreement be amended to substitute a base salary of $150,000 per annum, effective as of November 1, 1998;

         THEREFORE, IN CONSIDERATION of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Company and the Executive agree as follows:

         1. Substitution. Paragraph 4 is hereby amended to substitute a base salary of $150,000 per annum for the base salary of $120,000 per annum, effective as of November 1, 1998.

         2. Remaining Terms and Conditions. Except as hereinabove set forth, the terms and conditions of the Employment Agreement shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                                          BETTER IMAGE, INC.



                                          By:
                                             ---------------------------------
                                          Title:
                                                ------------------------------


                                          Executive:


                                          ------------------------------------
                                          Patricia Altavilla